A Leading Provider of Real Estate Capital To State-Licensed Cannabis Operators November 14, 2024

newlake.comOTCQX: NLCP 2 This presentation has been prepared by NewLake Capital Partners, Inc. (“we,” “us” or the “Company”) solely for informational purposes. This presentation and related discussion shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities. This presentation contains forward‐looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and are often indicated by words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” “and “could.” Forward looking statements include, among others, statements relating to the Company’s future financial performance, business prospects and strategy, the use of proceeds from our initial public offering, future dividend payments, anticipated financial position, the Company’s acquisition pipeline, liquidity and capital needs and other similar matters. These statements are based on the Company’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those expressed in, or implied by, the forward-looking statements. The Company is providing the information contained herein as of the date of this presentation. Except as required by applicable law, the Company does not plan to update or revise any statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Safe Harbor Statement Use of Non-GAAP Financial Information Adjusted Funds From Operations (“AFFO”) and Funds From Operations (“FFO”) are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income attributable to common stockholders and participating securities to AFFO and FFO are included in the appendix to this presentation.

newlake.comOTCQX: NLCP 3 Investment Highlights Experienced Team Experienced team with a strong track record investing in cannabis real estate and delivering returns for investors Growth-Oriented Focus Cannabis is positioned for sustained long-term growth and requires significant real estate capital for expansion. Scale and Early Mover Second largest owner of cannabis real estate in the U.S.(1), building relationships and knowledge since 2019 Exceptional Portfolio Quality portfolio has delivered consistent dividend growth, up 79% since IPO, with 13.8 year weighted average remaining lease term Financial Position Solid financial position provides significant flexibility: $435 million of assets, $8 million of debt outstanding on our $90 million credit facility and an 84% AFFO payout ratio Undervalued Compared to Peers At current valuation, NewLake is undervalued compared to REIT peers (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 4 By The Numbers 100% Leased — All Triple-Net Leases Founded in 2019 — 2021 IPO ~$445 Million Deployed — Invested & Committed 84% AFFO Payout Ratio — Strong Dividend Coverage 32 Properties — 12 States, 1.7 Million Square Feet >0.2x Debt to EBITDA — $82 Million Available Credit Facility 11.9% Wtd. Avg. Yield — 2.6% Annual Rent Escalations Note: (1) Data as of September 30, 2024 1.5% Annualized G&A Ratio — Low General and Administrative Expenses 13.8 Years Remaining Lease Term — Weighted Average 79% Dividend Growth Since IPO — Q3 2024 vs. Q3 2021

newlake.comOTCQX: NLCP 5 Experienced Management Team Anthony Coniglio Chief Executive Officer & President, Director Lisa Meyer Chief Financial Officer, Treasurer & Secretary Jarrett Annenberg Senior Vice President & Head of Investments  Former CEO of Primary Capital Mortgage, a residential mortgage company  14 years at J.P. Morgan as an investment banker leading various businesses  Public company director  Former President & CFO of Western Asset Mortgage Capital Corporation, a NYSE- listed REIT  Extensive experience providing financial leadership to various public and private entities in the real estate industry  Co-Founder of a cannabis REIT leading its acquisition activities  10 years at CBRE in the Transactions and Advisory Services Group, one of the youngest SVPs in the U.S.

newlake.comOTCQX: NLCP 6 Experienced Board of Directors Gordon DuGan Chairman of the Board, Independent Director Alan Carr Independent Director Joyce Johnson Independent Director  Co-Founder and Chairman of the Board of Blackbrook Capital  Former Chairman of the Board of INDUS Realty Trust (Nasdaq: INDT)  Former CEO of Gramercy Property Trust, a NYSE-listed triple-net lease REIT  Former CEO of W.P. Carey & CO., a NYSE- listed triple-net lease REIT  Director on several boards in diverse industries including Unit Corporation and Cazoo Group Ltd.  Former Managing Director at Strategic Value Partners investing in various sectors in North America and Europe  Chairman of Pacific Gate Capital Management, LLC, an investment firm  Former Senior Managing Director and Partner of Relativity Capital, LLC and Managing Director of Cerberus Capital Management, L.P.  Director at Ayr Wellness  Experienced board member for 22 companies

newlake.comOTCQX: NLCP 7 Experienced Board of Directors Continued Peter Kadens Independent Director Peter Martay Independent Director David Weinstein Director  Co-Founder and former CEO of Green Thumb Industries, Inc., one of the leading public cannabis companies  Co-Founder and former CEO of SoCore Energy, one of the largest commercial solar companies in the U.S.  Former Director of KushCo Holdings, Inc. (OTCQX: KSHB) and Choice Consolidation Corp., a SPAC targeting cannabis businesses  CEO of Pangea Properties, a private apartment REIT that owned more than 13,000 apartments and completed over $500 million in short term bridge loans on numerous property types across the U.S.  Former banker at Bernstein Global Wealth Management, Glencoe Capital and Deutsche Bank  CEO of NewLake from August 2020 – July 2022, Director Since 2019  Former CEO of MPG Office Trust, a NYSE-listed office REIT  10 years at Goldman Sachs as a real estate investment banker and investor  10 years at Belvedere Capital, a real estate investment firm

NewLake is Focused on a Growing Industry

Meaningful Demand for Real Estate Capital Positions NewLake for Continued Growth

Adult-Use & Medical Markets



Fully Legal
Fully Legal – Adult-use, sales not yet available
Medical Legal
Medical Legal – sales not yet available
Limited Medical & Low-THC Hemp Derived Oil

*NE voters approved medical cannabis; program regulations still in process

Cannabis Industry Near-Term CAGR



Projected 10.5% CAGR
Millions
$26.4
$29.5
$43.4
2022
2023
2027

Source: BDSA

State-Level Growth Catalysts

- New states issuing medical cannabis licenses (i.e. KY and NE)
- Limited medical states expanding programs (i.e. TX and GA)
- Strong medical markets transitioning to adult use (i.e. PA and FL)
- Adult use states with sales not yet available (i.e. VA and MN)
- Continued growth in currently undersupplied adult use markets (i.e. NY, NJ, OH, and CT)

NewLake OTCQX: NLCP
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newlake.comOTCQX: NLCP 9 Continued Acceptance of Cannabis Nationally Americans Increasingly Embrace the Use of Cannabis • 90% of the U.S. population (309 million people) reside in Medical Markets(1) • 52% of the U.S. population (176 million people) reside in Adult-Use Markets(2) • 88% of U.S. adults support Adult-Use and/or Medical Cannabis(3) • 140% growth in Americans consuming cannabis in past 10 years(4) • 54% of American adults believe alcohol is more harmful than cannabis(4) Note: population counts based on United States Census Bureau 2023 counts 1) Includes limited medical markets. 2) Includes markets with sales not yet available. 3) Pew Research most recent survey. 4) Source: Monmouth University poll. Changes in Self-Reported Cannabis Use in the U.S. Source: Wiley Library – Society for the Study of Addiction. Note: DND refers to “daily or near-daily users”.

newlake.comOTCQX: NLCP 10 Industry Catalysts at Federal Level Legislative SAFER Banking Act, supported by President-elect Trump, creates easier banking access for operators. STATES Act, supported by President-elect Trump, decriminalizes cannabis and allows States to decide. Administrative DEA hearings Q125 in preparation of final rule on cannabis rescheduling from Schedule 1 to Schedule 3. President-elect Trump supports Schedule 3, Adult Use and legislation focused on industry reform. Legal Advocates for gun rights sue for ability for medical patients to own guns. Lawsuit filed by operators led by David Boies argues states have right to regulate their own economies without federal oversight. Catalysts for reform are present across all three branches of Government

newlake.comOTCQX: NLCP 11 Portfolio Overview Early Mover Advantage Created Diverse National Platform • 12 states • 1.7M square feet • Primarily limited-license jurisdictions • 100% leased Note: Data as of September 30, 2024 based on current annualized base rent. Curaleaf 22.9% Cresco 13.0% Trulieve 10.8%C3 8.5% Cannabist 8.2% Calypso 6.5% Acreage 6.4% Ayr 5.8% Revolutionary Clinics 5.7% Mint 5.7% CODES 4.9% PharmaCann 1.2% Green Light 0.4% Tenant/Borrower Composition

NewLake's Underwriting Approach

In-Depth Industry Knowledge and Proven Underwriting Approach Mitigates Portfolio Risk

Tenant Quality

Strong financial profiles

Experienced management teams

Ability to raise capital



67% Public
33% Private
88% MSO(3)
17% SSO
94% Vertically Integrated in the State

Cannabis Market

Emphasis on limited-license jurisdictions

Better operating environment for tenant

More value created for real estate

Est. # of Licenses Operating[1]



1,682
1,021
128
55
33
21
20
OR
WA
MA
MO
PA
IL
FL

Real Estate

Strong property level cashflows

Above market four-wall coverage

Most properties in/near major metropolitan areas

Estimated Four-Wall[2] Coverage



8.6x
3.4x
3.5x
3.3x
2.9x
2.5x
NLCP Retail
NLCP Cultivation
Ground Lease
Hospital
Gaming
Net Lease

Note: Data as of September 30, 2024. Data based on current rent.

[1] Cultivation licenses sourced from state reporting and management estimates.

[2] NewLake Four Wall coverage is calculated as property-level EBITDA+rent divided by rent. Estimates based on actual Q2 2024 property level financial information, when available, and management estimates based on Tenant reporting. REIT industry data based on Green Street Advisory Group U.S. Cannabis Sector Primer, November 2022 – latest data available.

[3] includes one cultivation property owned by a single state entity but managed by an MSO

NewLake OTCQX: NLCP
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newlake.comOTCQX: NLCP 13 Deal Structure & Risk Management Deal Structure • 100% triple net leases • 15-20 year lease terms • Parent company guarantees • Annual escalations • Security deposits • Cross-collateralization and cross-securitization • Ability to substitute to better performing assets • Strategic divestiture of underutilized assets • Third-party construction review Financial Reporting Portfolio Management • All leases require quarterly facility level reporting • Review quarterly financials and annual audited financials • Regular operational update calls with tenants Deal Structure and Active Portfolio Management Proactively Addresses Portfolio Concerns

Tenant Composition by Annualized Base Rent

Tenant	Annualized Base Rent (%)	SF	# of Leases	Q2 2024[1]		Tenant Information	
				Revenue	Adj. EBITDA[2]	Market Capitalization[3]	MSO / SSO
Curaleaf	22.9%	462,980	10	$342	$73	$1,701	MSO
Cresco	13.0%	222,455	1	$184	$54	$572	MSO
Trulieve	10.8%	144,602	1	$303	$107	$1,475	MSO
The Cannabist Company	8.2%	83,188	5	$125	$18	$66	MSO
C3	8.5%	153,006	2	Private Co	Private Co	Private Co	MSO
Calypso	6.5%	99,200	1	Private Co	Private Co	Private Co	SSO
Acreage	6.4%	71,877	3	$39	$2	$20	MSO
Ayr	5.8%	94,567	2	$117	$26	$63	MSO
Revolutionary Clinics	5.7%	145,852	1	Private Co	Private Co	Private Co	SSO
Mint	5.7%	100,758	1	Private Co	Private Co	Private Co	MSO
CODES	4.9%	81,808	1	Private Co	Private Co	Private Co	MSO[4]
PharmaCann	1.2%	18,332	3	Private Co	Private Co	Private Co	MSO
Green Light	0.4%	7,592	1	Private Co	Private Co	Private Co	MSO

Note: NewLake data is as of September 30, 2024, unless otherwise noted

1) U.S dollars in millions, based on each company's public securities filings and earnings release, available at www.sec.gov or www.sedar.com
2) Adjusted EBITDA is a non-GAAP financial measure utilized in the industry. For definitions and reconciliations of Adjusted EBITDA to net income, see each company's public securities filings
3) U.S. dollars in millions, per Bloomberg as of 11/7/2024
4) Single state entity managed by an MSO

NewLake OTCQX: NLCP

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newlake.comOTCQX: NLCP 15 Portfolio Composition by State State Annualized Base Rent (%) Square Feet # of Properties Cultivation Dispensary Total Cultivation Dispensary Pennsylvania 24.7% 312,421 8,949 321,370 4 3 Florida 18.8% 417,350 - 417,350 1 - Illinois 17.5% 255,257 21,927 277,184 2 5 Massachusetts 13.3% 223,122 15,406 238,528 3 2 Missouri 12.0% 176,378 - 176,378 2 - Arizona 5.7% 100,758 - 100,758 1 - Nevada 2.7% 56,536 - 56,536 1 - Connecticut 2.2% 58,436 14,053 72,489 1 2 Ohio 1.1% - 10,935 10,935 - 2 California 1.0% - 2,470 2,470 - 1 Arkansas 0.4% - 7,592 7,592 - 1 North Dakota 0.4% - 4,590 4,590 - 1 Note: NewLake data is as of September 30, 2024

newlake.comOTCQX: NLCP 16 Financial Overview Shareholder Equity $400 Million Invested & Committed Capital $445 Million Cash $20 Million Debt $8 Million Market Capitalization1 $351 Million Stock Price1 $17.13 Dividend Yield2 10.0% Common Shares Outstanding 20,511,508 Book Value per share $19.48 3Q24 Annualized Dividend3 $1.72 Target AFFO Payout Ratio 80% - 90% 3Q24 Revenue Annualized4 $50.2 Million G&A Expense Ratio Annualized5 1.5% Key Data Dividend Growth per Share Note: Data is as of September 30, 2024, unless otherwise noted 1 Based on the November 11, 2024, closing price. 2 Calculated as Q3 2024 annualized dividend divided by the November 11, 2024, closing stock price. 3 Annualized based on Q3 2024 dividend of $0.43 per common share, declared on September 12, 2024. 4 Annualized revenue is calculated using actual revenue for the three months ended September 30, 2024. 5 Calculated using annualized General and Administrative Expense, excluding stock-based compensation, for the three months ending September 30, 2024, over Total Assets as of September 30, 2024. $0.43 $0.43 $0.41 $0.40 $0.39 $0.39 $0.39 $0.39 $0.37 $0.35 $0.33 $0.31 3Q24 2Q24 1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21

newlake.comOTCQX: NLCP 17 Undervalued vs. REIT Peers 1) Calculated using the November 12, 2024 closing stock price divided by Q3 annualized AFFO 2) Calculated as Q3 2024 annualized dividend divided by the November 12, 2024, closing stock price 3) Average of NNN, PSTL, VICI, FCPT, NTST, EPRT 4) Average of REFI and AFCG, utilizing distributable earnings in place of AFFO (3) (3) (3) (3) (4) (4) (4) (4) 9.4x 11.6x 14.3x 6.9x NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers AFFO Multiple(1) 0.9x 1.5x 1.5x 0.8x NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers Price to Book as of 11/12/24 1.9% 15.8% 77.2% 45.2% NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers Q3 Debt / Equity 10.1% 7.3% 5.3% 13.0% NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers Dividend Yield as of 11/12/24(2)

newlake.comOTCQX: NLCP 18 Investment Highlights Experienced Team Experienced team with a strong track record investing in cannabis real estate and delivering returns for investors Growth-Oriented Focus Cannabis is positioned for sustained long-term growth and requires significant real estate capital for expansion. Scale and Early Mover Second largest owner of cannabis real estate in the U.S.(1), building relationships and knowledge since 2019 Exceptional Portfolio Quality portfolio has delivered consistent dividend growth, up 79% since IPO, with 13.8 year weighted average remaining lease term Financial Position Solid financial position provides significant flexibility: $435 million of assets, $8 million of debt outstanding on our $90 million credit facility and an 84% AFFO payout ratio Undervalued Compared to Peers At current valuation, NewLake is undervalued compared to REIT peers (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 19 How to Buy Our Stock E-Trade ----------------------------------------------- 800.387.2331 Charles Schwab ------------------------------------ 866.855.9102 Interactive Brokers --------------------------------- 877.442.2757 StoneX ------------------------------------------------ 647.475.0451 Roth Capital ----------------------------------------- 800.678.9147 ATB ---------------------------------------------------- 647.776.8230 BTIG -------------------------------------------------- 212.593.7524 Jones Trading --------------------------------------- 800.203.6611 Eight Capital ----------------------------------------- 888.533.2266 Fidelity ------------------------------------------------ 800.972.2155 You can buy NewLake Capital share on the US OTC Markets under the ticker symbol NLCP with the brokers listed below. Note: Brokers are based on the Company's most recent knowledge. Broker policies may change without notice.

Supplemental Information

Quarterly Performance Summary

(In thousands, except share amounts)	Q3 2024	Q2 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
	2024				2023		
Total Revenue	$12,554	$12,455	$12,608	$13,021	$11,491	$11,376	$11,416
General and Administrative Expense[1]	$1,628	$1,424	$1,705	$1,436	$1,561	$1,648	$1,705
General and Administrative Expense[1]/Total Revenues	13.0%	11.4%	13.5%	11.0%	13.6%	14.5%	14.9%
General and Administrative Expense[1]/Total assets	1.5%	1.3%	1.6%	1.3%	1.4%	1.5%	1.5%
Net Income Attributable to Common Stockholders	$6,422	$6,796	$6,869	$6,962	$5,958	$5,797	$5,868
Net Income Attributable to Common Stockholders Per Share - Diluted	$0.31	$0.33	$0.33	$0.34	$0.28	$0.27	$0.27
Funds From Operations("FFO") attributable to Common Stockholders - Diluted	$10,260	$10,540	$10,558	$10,656	$9,634	$9,466	$9,531
FFO Attributable to Common Stockholders - Diluted	$049	$0.50	$0.50	$0.51	$0.45	$0.44	$0.44
Adjusted Funds From Operations ("AFFO") - Diluted	$10,763	$11,019	$10,960	$10,751	$10,084	$9,912	$9,907
AFFO Attributable to Common Stockholders - Diluted	$0.51	$0.53	$0.52	$0.51	$0.47	$0.46	$0.46
Percentage of Portfolio Leased	100%	100%	100%	100%	100%	100%	100%
Payout Ratio	84%	82%	79%	78%	83%	85%	85%


Total Revenue
$11,416
$11,376
$11,491
$13,021
$12,608
$12,455
$12,554
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
2Q'24
3Q'24


FFO
$0.44
$0.44
$0.45
$0.51
$0.50
$0.50
$0.49
1Q'23
2Q'23
3Q'23
4Q,23
1Q'24
Q2'24
Q3'24'


AFFO
$0.46
$0.46
$0.47
$0.51
$0.52
$0.53
$0.51
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
Q2'24
Q3'24

(1) General and administrative expenses excludes equity-based compensation

NewLake OTCQX: NLCP
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newlake.comOTCQX: NLCP 22 Balance Sheet (In thousands, except share amounts) September 30, 2024 December 31, 2023 Assets: Real Estate Land $21,717 $21,397 Building and Improvements 408,548 390,911 Total Real Estate 430,265 412,308 Less Accumulated Depreciation (41,417) (31,999) Net Real Estate 388,848 380,309 Cash and Cash Equivalents 19,833 25,843 In-Place Lease Intangible Assets, net 18,290 19,779 Loan Receivable, net (Current Expected Credit Loss of $128 and $167, respectively) 4,872 4,833 Other Assets 2,736 2,528 Total Assets $434,579 $433,292 Liabilities and Equity: Liabilities: Accounts Payable and Accrued Expenses $1,253 $1,117 Revolving Credit Facility 7,600 1,000 Loan Payable, net - 1,000 Dividends and Distributions Payable 9,009 8,385 Security Deposits 8,995 8,616 Rent Received in Advance 668 990 Other Liabilities 130 227 Total Liabilities 27,655 21,335 Commitments and Contingencies Equity: Preferred Stock, $0.01 Par Value, 100,000,000 Shares Authorized, 0 and 0 Shares Issued and Outstanding, Respectively - - Common Stock, $0.01 Par Value, 400,000,000 Shares Authorized, 20,511,508 and 20,503,520 Shares Issued and Outstanding, Respectively 205 205 Additional Paid-In Capital 446,466 445,289 Accumulated Deficit (47,008) (40,909) Total Stockholders' Equity 399,663 404,585 Noncontrolling Interests 7,261 7,372 Total Equity 406,924 411,957 Total Liabilities and Equity 434,579 $433,292

newlake.comOTCQX: NLCP 23 Statement of Operations For the Three Months Ended September 30, For the Nine Months Ended September 30, (In thousands, except share amounts) 2024 2023 2024 2023 Revenue: Rental Income $12,276 $11,297 $36,657 $33,637 Interest Income from Loans 134 131 399 390 Fees and Reimbursables 144 63 562 256 Total Revenue 12,554 11,491 37,618 34,283 Expenses: Property Expenses 128 78 179 228 Depreciation and Amortization Expense 3,726 3,568 10,920 10,698 General and Administrative Expenses: Compensation Expense 1,169 1,173 3,554 3,450 Professional Fees 475 300 1,120 986 Other General and Administrative Expenses 433 389 1,307 1,309 Total General and Administrative Expenses 2,077 1,862 5,981 5,745 Total Expenses 5,931 5,508 17,080 16,671 Provision for Current Expected Credit Loss 12 - 38 - Income From Operations 6,635 5,983 20,576 17,612 Other Income 80 178 262 607 Interest Expense (177) (95) (388) (284) Total Other Income (Expense) (97) 83 (126) 323 Net Income 6,538 6,066 20,450 17,935 Net Income Attributable to Noncontrolling Interests (116) (108) (363) (312) Net Income Attributable to Common Stockholders $6,422 $5,958 $20,087 $17,623 Net Income Attributable to Common Stockholders Per Share - Basic $0.31 $0.28 $0.98 $0.83 Net Income Attributable to Common Stockholders Per Share - Diluted $0.31 $0.28 $0.98 $0.83 Weighted Average Shares of Common Stock Outstanding – Basic 20,578,838 21,199,638 20,558,754 21,330,046 Weighted Average Shares of Common Stock Outstanding - Diluted 20,975,718 21,582,314 20,956,515 21,710,101

newlake.comOTCQX: NLCP 24 Non-GAAP Financial Information For the Three Months Ended September 30, For the Nine Months Ended September 30, (In thousands, except share amounts) 2024 2023 2024 2023 Net Income Attributable to Common Stockholders $6,422 $5,958 $20,087 $17,623 Net Income Attributable to Noncontrolling Interests 116 108 363 312 Net Income attributable to common stockholders - diluted 6,538 6,066 20,450 17,935 Adjustments: Real Estate Depreciation and Amortization 3,722 3,568 10,907 10,698 FFO Attributable to Common Stockholders – diluted 10,260 9,634 31,357 28,633 Provision for Current Expected Credit Loss (12) - (38) - Stock-Based Compensation 449 379 1,223 1,060 Non-Cash Interest Expense 67 71 202 211 Amortization of Straight-Line Rent Expense (1) - (2) - AFFO Attributable to Common Stockholders - diluted 10,763 10,084 32,742 29,904 FFO per share – diluted $0.49 $0.45 $1.50 $1.32 AFFO per share – diluted $0.51 $0.47 $1.56 $1.38 The table below is a reconciliation of net income attributable to common stockholders to FFO and AFFO for the three and nine months ended September 30, 2024, and 2023 (in thousands, except share and per share amounts)

newlake.comOTCQX: NLCP 25 Capital Commitments As of September 30, 2023(1) Tenant Location Site Type Amount Mint Arizona Cultivation $800 C3 Connecticut Cultivation $11,424 Total $12,224 (1) $’s in thousands

newlake.comOTCQX: NLCP 26 Lease Expiration Schedule 1.7% 0.8% 3.4% 1.2% 92.9% 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Thereafter Less than 5% of leases expiring in the next 10 years Year # of Leases Rentable SF Annualized Base Rent SF % ABR % 2024 - - - - - 2025 - - - - - 2026 - - - - - 2027 - - - - - 2028 - - - - - 2029 3 11 0.7% $869 1.7% 2030 - - - - - 2031 2 15 0.9% $405 0.8% 2032 8 44 2.6% $1,725 3.4% 2033 2 10 0.6% $584 1.2% Thereafter 17 1,607 95.3% $46,927 92.9% Total 32 1,686 100.0% $50,510 100.0%

Cultivation Property List

Tenant	State	City	Date Acquired	% Leased	Square Feet		Invested / Committed Capital $			
					In Place	Under Development	Invested	Committed	Total $	Total $ PSF
Acreage	Massachusetts	Sterling	10/31/2019	100%	38,380		$9,787,999	-	$9,787,999	$255
Acreage	Pennsylvania	Sinking Springs	10/31/2019	100%	30,625		$10,158,372	-	$10,158,372	$332
Ayr	Pennsylvania	Pottsville	6/30/2022	100%	38,031		$15,278,586	-	$15,278,586	$402
Ayr	Nevada	Sparks	6/30/2022	100%	56,536		$13,578,804	-	$13,578,804	$240
C3	Connecticut	East Hartford	5/8/2024	100%	-	58,436	$4,592,363	$11,424,173	$16,016,536	$274
C3	Missouri	O'Fallon	4/1/2022	100%	40,700	53,870	$34,000,000	-	$34,000,000	$360
Calypso	Pennsylvania	Erie	11/1/2021	100%	99,200		$32,013,378	-	$32,013,378	$323
The Cannabist Company	Illinois	Aurora	12/23/2019	100%	32,802		$11,469,139	-	$11,469,139	$350
The Cannabist Company	Massachusetts	Lowell	12/23/2019	100%	38,890		$14,777,302	-	$14,777,302	$380
Cresco	Illinois	Lincoln	12/31/2019	100%	222,455		$50,677,821	-	$50,677,821	$228
Curaleaf	Florida	Mt. Dora	8/31/2021	100%	417,350		$75,983,217	-	$75,983,217	$182
CODES	Missouri	Chaffee	12/20/2021	100%	81,808		$21,132,965		$21,132,965	$258
Mint	Arizona	Phoenix	3/30/2021	100%	-	100,758	$21,015,278	$799,990	$21,815,268	$209
Revolutionary Clinics	Massachusetts	Fitchburg	6/30/2021	100%	145,852		$42,275,000	-	$42,275,000	$290
Trulieve	Pennsylvania	Mckeesport	10/31/2019	100%	144,602		$41,500,000	-	$41,500,000	$287

NewLake OTCQX: NLCP
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Dispensary Property List

Tenant	State	City	Date Acquired	% Leased	Square Feet	Invested / Committed Capital $	
						Total Invested	Total $ PSF
Acreage	Connecticut	Uncasville	10/31/2019	100%	2,872	$925,751	$322
The Cannabist Company	Illinois	Chicago	12/23/2019	100%	4,736	$1,127,931	$238
The Cannabist Company	Massachusetts	Greenfield	12/23/2019	100%	4,290	$2,108,951	$492
The Cannabist Company	California	San Diego	12/23/2019	100%	2,470	$4,581,419	$1,855
Curaleaf	Illinois	Chicago	1/31/2021	100%	5,040	$3,152,185	$625
Curaleaf	North Dakota	Minot	1/31/2021	100%	4,590	$2,011,530	$438
Curaleaf	Connecticut	Groton	2/28/2020	100%	11,181	$2,773,755	$248
Curaleaf	Pennsylvania	King of Prussia	1/31/2020	100%	1,968	$1,752,788	$891
Curaleaf	Illinois	Litchfield	1/31/2020	100%	1,851	$540,700	$292
Curaleaf	Illinois	Mokena	1/31/2020	100%	4,200	$963,811	$229
Curaleaf	Illinois	Morris	1/31/2020	100%	6,100	$1,567,005	$257
Curaleaf	Ohio	Newark	2/28/2020	100%	7,200	$3,207,606	$446
Curaleaf	Pennsylvania	Morton	2/28/2020	100%	3,500	$2,111,999	$603
Green Light	Arkansas	Little Rock	1/31/2020	100%	7,592	$1,964,801	$259
PharmaCann	Pennsylvania	Shamokin	2/28/2020	100%	3,481	$1,200,000	$345
PharmaCann	Massachusetts	Shrewsbury	2/28/2020	100%	11,116	$1,900,000	$171
PharmaCann	Ohio	Wapakoneta	11/4/2022	100%	3,735	$1,550,000	$415

NewLake OTCQX: NLCP
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Thank You Company Contact: Lisa Meyer CFO, Treasurer and Secretary Lmeyer@newlake.com Investor Relations Contact: Valter Pinto / Jack Perkins KCSA Strategic Communications NewLake@KCSA.com (212) 896-1254